SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No.__)




Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                            MEDCOM USA, INCORPORATED
                     -------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:



    2)   Aggregate number of securities to which transaction applies:



    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



    4)   Proposed maximum aggregate value of transaction:


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    5)   Total fee paid:



[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:



    2)   Form, Schedule or Registration No.:



    3)   Filing Party:



    4)   Date Filed:







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                            MEDCOM USA, INCORPORATED
                            18001 Cowan , Suite C & D
                                Irvine, CA 92614
                                 (949) 261-6665
                              (949) 261-0323 (fax)

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

      Notice is hereby given that a Special Meeting of the Stockholders of Medcom USA, Incorporated. (the "Company") will be held at 18001 Cowan , Suite C & D, Irvine, CA, on March 28, 2001 at 10:00 a.m., local time, to consider and act upon the following:

      1. A proposal to reverse split the outstanding shares of the Company's common stock such that each five shares of the Company's issued and outstanding common stock will be automatically converted into one share of common stock.

      Such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Stockholders of record at the close of business on March 1, 2001 will be entitled to vote on the matters to be considered at the meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU CANNOT ATTEND, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. YOUR VOTE IS IMPORTANT.

Irvine, California, March 6, 2001.

                                       By Order of the Board of Directors



                                       Michael Malet
                                       ----------------------------------
                                       Secretary

                            MEDCOM USA, INCORPORATED
                            18001 Cowan, Suite C & D
                                Irvine, CA 92614
                                 (949) 261-6665
                              (949) 261-0323 (fax)

                                 PROXY STATEMENT

                                   IN GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Medcom USA, Incorporated. (the "Company") to be used at a Special Meeting of Stockholders to be held at 18001 Cowan, Suite C & D, Irvine, CA, on March 28, 2001 at 10:00 a.m. local time to consider and act upon the following:

         1. A proposal to reverse split the outstanding shares of the Company's common stock such that each five shares of the Company's issued and outstanding common stock will be automatically converted into one share of common stock.

         The shares covered by the enclosed proxy, if such is properly executed and received prior to the meeting, will be voted for the proposals to be considered at the meeting. A proxy may be revoked at any time before it is exercised by giving written notice to the Company, and stockholders may vote their shares if they attend the meeting in person even if they have executed and returned a proxy. Distribution of this Proxy Statement commenced on or about March 6, 2001.

         In the event the price of the Company's common stock increases to over $1.00 per share prior to the Special Meeting of Shareholders, Management of the Company reserves the right to withdraw the proposal to reverse split the Company's common stock.

         Management of the Company does not intend to present and does not have reason to believe that others will present any others items of business at the Special Meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

         The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or facsimile.

                          PROPOSED REVERSE STOCK SPLIT

         The Company's common stock is traded on the NASDAQ SmallCap Market. NASDAQ requires a minimum bid price of $1.00 for common stock traded on the SmallCap Market. However, as of February 28, 2001 the bid price of the Company's common stock was $0.44 per share. In order to increase the bid price of the Company's common stock to the level required by NASDAQ, the Company's board of directors has adopted a proposal, subject to shareholder approval, to reverse split the shares of the Company's common stock such that each five issued and outstanding shares would be automatically converted to one share of common stock.

     If the proposed reverse stock split is not approved at the Special Meeting of Shareholders and if the price of the Company's common stock does not increase to a price which is over $1.00 a share, then the Company's common stock will be delisted from the NASDAQ SmallCap Market.

         As of the date of this proxy statement, the Company estimates that it has approximately 10,000 shareholders, which amount includes shares held by central securities depositories and brokerage firms which typically hold securities as nominees for their customers.

         The reverse stock split would eliminate less than 100 shareholders since, according to the records of the Company's transfer agent, no more than 100 shareholders own less than five shares.

         The Company would still have approximately 10,000 shareholders after the reverse stock split and would continue to be registered under Section 12(g) of the Securities Act of 1933.

         Shareholders should note that a five-for-one reverse split of the Company's common stock will not guarantee that the bid price of the Company's common stock, after the reverse split, will be higher than the present bid price. In addition, shareholders who will own less than 100 shares of the Company's common stock after the reverse stock split may incur higher brokerage costs if they sell their shares.

         Any fractional shares resulting from the reverse stock split will be rounded to the nearest whole share.

                                  VOTE REQUIRED

         As of March 1, 2001, there were 36,475,735 outstanding shares of the Company's common stock, with each share entitled to one vote. One-third of the outstanding shares of the Company's common stock will constitute a quorum for the transaction of business at the meeting.

         The adoption of the proposal to reverse split the Company's outstanding common stock will require the approval by the holders owning a majority of the Company's issued and outstanding common stock. The adoption of any other proposals to come before the meeting will require the approval of a majority of votes cast at the meeting.

         Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Brokerage firms will not have discretionary authority to vote these

"street-name" shares with respect to the proposal to reverse split the Company's common stock. Because approval of the reverse split requires the approval of a majority of the Company's outstanding shares, abstentions and broker non-votes will have the same effect as votes against the approval of the reverse stock split.

         The Company's officers and directors intend to vote their shares in favor of the proposal to reverse split the outstanding shares of the Company's common stock.

                           PRINCIPAL SECURITY HOLDERS

         The following table sets forth the shareholdings of the Company's officers and directors, and those persons who own more than 5% of the Company's common stock, its only class of outstanding equity securities, as of March 1, 2001. Unless otherwise indicated, the share ownership reflected below represents both record and beneficial ownership.

                                                          Percent of
Name and Address                 Shares Owned (1)         Class (2)
----------------                 -----------------      -------------

Mark Bennett                          262,400                 1%
18001 Cowan, Suite C&D
Irvine, CA 92614

Michael Malet                         154,900                  *
18001 Cowan, Suite C&D
Irvine, CA 92614

Alan Ruben                             51,679                  *
18001 Cowan, Suite C&D
Irvine, CA 92614

David Robinson                             --                 --
6810 New Tampa Highway, #600
Lakeland, FL  33815

Julie-Ann Signorille                       --                 --
1767 Veterans Memorial Hwy. #6
Islandia, NY  11722

David Breslow                          17,000                  *
701 N. Brand, #380
Glendale, CA  91203

Julio Curra                            12,500                  *
1767 Veterans Memorial Hwy. #6
Islandia, NY  11722                   _______               ____

Officers and Directors as a
   group (7 persons)                  498,479                 1%
                                      =======              =====

*  Less than 1%

(1) Excludes shares issuable prior to May 31, 2001 upon the exercise of options or warrants granted to the following persons.

      Name                   Options exercisable prior to May 31, 2001
      ----                   -----------------------------------------

      Mark Bennett                        2,375,500
      Michael Malet                       2,152,000
      Alan Ruben                            479,167
      David Robinson                        311,778
      Julie-Ann Signorille                       --
      David Breslow                         197,500
      Julio Curra                           162,500

(2) Excludes any shares issuable upon the exercise of any warrants or options or upon the conversion of any promissory notes or other convertible securities.

                   AVAILABLITY OF ANNUAL REPORT ON FORM 10-KSB

         The Company's Annual Report on Form 10-KSB for the year ending June 30, 2000 will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary to the Company at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders to be held after the Company's fiscal year ending June 30, 2001 must be received by the Secretary of the Company not later than September 30, 2001.

Medcom USA, Incorporated

                                      PROXY
                This Proxy is Solicited by the Board of Directors


         The undersigned stockholder of Medcom USA, Incorporated, acknowledged receipt of the Notice of the Special Meeting of Stockholders, to be held March 28, 2001, at 10:00 a.m., local time, at 18001 Cowan, Suite C & D, Irvine, CA, and hereby appoints Mark Bennett or Michael Malet, or either of them, each with the power of subsitution, as Attorneys and Proxies to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above-named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

         1. To reverse split the outstanding shares of the Company's common stock such that each five shares of the Company's issued and outstanding common stock will be automatically converted into one share of common stock.

               FOR                 AGAINST             ABSTAIN
         ---                 ----                ---

         In their discretion, upon such other business as may properly come before the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiducaries should so indicate when signing.

Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.



Dated this ________ day of ___________________, 2001.


____________________________           _______________________
Signature                              Signature